Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of August 11, 2008 by and among Achillion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the several purchasers identified in the attached Exhibit A (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the “Purchase Agreement”), the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acceleration Request” means within three business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be reviewed or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Exchange Act is filed with the Commission, which request shall request an effective date that is within three business days of the date of such request.

“Advice” shall have the meaning set forth in Section 8(d).

“Commission” means the Securities and Exchange Commission and its staff.

“DGCL” means the General Corporation Law of the State of Delaware.

“Effectiveness Date” means the Initial Effectiveness Date and/or the Second Effectiveness Date, as applicable.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the Initial Filing Date and/or the Second Filing Date, as applicable.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Effectiveness Date” means, with respect to the Initial Registration Statement, (i) if there is no Commission review of the Initial Registration Statement, the earlier of (A) November 5, 2008 or (B) the effectiveness of an Acceleration Request, or (ii) if there is Commission review of the Initial Registration Statement, the earlier of (A) December 5, 2008 or (B) the effectiveness of an Acceleration Request.

“Initial Filing Date” means, with respect to the Initial Registration Statement, October 6, 2008.

“Initial Registrable Securities” means (i) all of the Shares (as defined in the Purchase Agreement), (ii) all of the Common Warrant Shares (as defined in the Purchase Agreement), and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing referenced in clauses (i) and (ii).

“Initial Registration Statement” means a registration statement required to be filed pursuant to Section 2(a)(i) and any additional registration statements contemplated by Section 3(b), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Legal Counsel” shall have the meaning set forth in Section 2(e).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(b).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“ProQuest” means collectively, ProQuest Investments IV, L.P., ProQuest Investments III, L.P. and/or any of their affiliates.

“ProQuest Board Observer” shall have the meaning set forth in Section 7(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Initial Registrable Securities and/or the Second Registrable Securities, as applicable.

“Registration Statement” means an Initial Registration Statement and/or a Second Registration Statement, as applicable.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Second Effectiveness Date” means, with respect to the Second Registration Statement required to be filed hereunder, if any, the earlier of (i) the 90th calendar day following the Unit Warrant Exercise Date or (ii) the effectiveness of an Acceleration Request, and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earlier of (i) the 90th calendar day following the date on which the Company first knows that such additional Registration Statement is required hereunder or (ii) the effectiveness of an Acceleration Request.

“Second Filing Date” means, with respect to the Second Registration Statement required hereunder, if any, the 30th calendar day following the Unit Warrant Exercise Date, and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the 30th day following the date on which the Company first knows that such additional Registration Statement is required hereunder.

“Second Registrable Securities” means (i) all of the Unit Shares (as defined in the Purchase Agreement), (ii) all of the Unit Common Warrant Shares (as defined in the Purchase Agreement), and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing referenced in clauses (i) and (ii).

“Second Registration Statement” means a registration statement required to be filed pursuant to Section 2(a)(ii), if any, any additional registration statements which may be required pursuant to Section 2(c) and any additional registration statements contemplated by Section 3(b), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Securities” shall have the meaning set forth in the Purchase Agreement.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Trading Day” shall have the meaning set forth in the Purchase Agreement.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Unit” shall have the meaning set forth in the Purchase Agreement.

“Unit Warrant Exercise Date” means the first date prior to the Expiry Time (as defined in the Unit Warrants) on which a cumulative aggregate of more than 30% of the Unit Warrants shall have been exercised in accordance with the terms thereof.

“Unit Warrants” shall have the meaning set forth in the Purchase Agreement.

2. Registration Statements.

(a)(i) On or prior to the Initial Filing Date, the Company shall prepare and file with the Commission an Initial Registration Statement covering the resale of all Initial Registrable Securities on the Initial Filing Date for an offering to be made on a continuous basis pursuant to Rule 415.

(ii) On or prior to each Second Filing Date, if any, the Company shall prepare and file with the Commission a Second Registration Statement covering the resale of all Second Registrable Securities on such Second Filing Date for an offering to be made on a continuous basis pursuant to Rule 415.

(b) Each Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the applicable Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the “Plan of Distribution” attached hereto as Annex A (the “Plan of Distribution”). Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all of the Registrable Securities covered by such Registration Statement have been sold and (ii) 100% of the Registrable Securities covered by such Registration Statement may be sold without volume restrictions pursuant to Rule 144(b)(1) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). The Company shall immediately notify the Holders of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission. The Company shall file a final prospectus under Rule 424.

(c) If for any reason the Commission does not permit all of the applicable Registrable Securities to be included in the Registration Statement(s) filed pursuant to Section 2(a), or for any other reason any outstanding Registrable Securities are not then covered by an effective Registration Statement(s), then the Company shall prepare and file by the Filing Date for such Registration Statement, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (or on such other form appropriate for such purpose). Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the Plan of Distribution. The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible, but in any event, by its Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

(d) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders a reasonable opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review and comment, or (iii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (iv) after the Effectiveness Date, a Registration Statement ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective due to the good faith determination of the board of directors of the Company that the existence of a pending corporate development with respect to the Company that the Company reasonably believes is material makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for either: (A) more than 15 consecutive Trading Days or (B) more than an aggregate of 45 Trading Days during any 12-month period (which need not be consecutive Trading Days), or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for either: (A) more than 15 consecutive Trading Days or (B) more than an aggregate of 45 Trading Days during any 12-month period (which need not be consecutive Trading Days) or (vi) any other event, condition or occurrence that is expressly identified in this Agreement as an “Event” (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date on which such Event occurs, except that if the Commission will not permit acceleration or requests withdrawal as a result of the issuance of the Securities under the Purchase Agreement or the failure of any Holder to comply with the Plan of Distribution, then such date shall be 30 Trading Days after the date such Event occurs, or for purposes of clause (iv) the date on which such 15 or 45 Trading Day period, as applicable, is exceeded, or for purposes of clause (v) the date on which such 15 or 45 Trading Day period is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall promptly pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder (up to a maximum of 10% of such aggregate purchase or exercise prices), provided that partial liquidated damages shall not be paid with respect to those Registrable Securities which cannot be registered under Rule 415 solely as a result of action by the Commission. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 2(d) in accordance with applicable law.

(e) Subject to Section 4 below, the Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 and Section 8(e) (“Legal Counsel”), which shall be Goodwin Procter LLP or such other counsel as thereafter designated by the holders of a majority of the Registrable Securities to be included in such registration.

3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder and Legal Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated) will be subject to the review of such Holders and Legal Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be reasonably necessary to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities covered by such Registration Statement shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)(i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all applicable Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; (iv) file a final prospectus pursuant to Rule 424; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the Effectiveness Period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing and in the case of clause (iii) below, on the same day of receipt by the Company of such notice from the Commission or federal or state governmental authority) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders, except to the extent the Company requests that such responses be exempt from requests under the Freedom of Information Act); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company reasonably believes is material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, that, all of such information shall remain confidential to each Holder (other than disclosure to Holder’s employees, agents, affiliates, accountants, attorneys and advisors) until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential that, the Holders make no acknowledgement that any such information provided pursuant to this Section 3(c) is material, non-public information.

If the Company notifies the Holders in accordance with clauses (ii) through (vi) of this Section 3(c) to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under Section 2(d) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(d), for a period not to exceed an aggregate 45 Trading Days in any 12 month period; provided, however, that no such postponement or suspension shall be permitted for more than twenty (20) consecutive Trading Days.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder upon request and without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(d).

(g) If FINRA Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the FINRA Corporate Financing Department pursuant to proposed FINRA Rule 2710(b)(10)(A)(i), (ii) respond within five Trading Days to any comments received from FINRA in connection therewith and (iii) and pay the filing fee required in connection therewith.

(h) Prior to any resale of Registrable Securities by a Holder or any public offering of Registrable Securities hereunder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale or sale by the Holder, as applicable, under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction where it is not then subject.

(i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(j) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) Comply with all applicable rules and regulations of the Commission.

(l) Cause all Registrable Securities relating to a Registration Statement to be listed on the Nasdaq Global Market, or other Trading Market on which similar securities issued by the Company are then listed.

(m) In connection with the filing of a Registration Statement, the Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Commission and with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel and auditors for the Company, (v) reasonable fees and expenses of Legal Counsel in an amount not to exceed $135,000 with respect to all Registration Statements filed pursuant to Sections 2 and 8(e), less any amounts previously reimbursed by the Company pursuant any Transaction Document, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Invoices with respect to fees and expenses of Legal Counsel shall be delivered to the Company itemized and in reasonable detail. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, general and limited partners, managers, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, general and limited partners, managers, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and reasonable expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing in accordance with Section 3(c) by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 8(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising solely out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely on to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing in accordance with Section 3(c) that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 8(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which it is finally judicially determined (not subject to appeal) such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party for any reason or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.

The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), in no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Reports Under Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell Registrable Shares of the Company to the public without registration, the Company agrees to:

(a) Make and keep public information available, as those terms are used in Rule 144, at all times;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act, the Exchange Act and the rules and regulations of the Trading Market;

(c) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith on request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration; and

(d) Undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144, the Company’s eligibility to file and maintain continuously effective Form S-3 registration statements and any future rules adopted by the Commission permitting the resale of the Registrable Securities.

7. Other Rights and Covenants.

(a) ProQuest Board Observer. ProQuest shall have the right to appoint an individual to serve as a non-voting observer of the Company’s Board of Directors (the “ProQuest Board Observer”), the sole right to remove any such individual appointed and to fill any vacancies of the ProQuest Board Observer. The ProQuest Board Observer shall have the right to attend all meetings of the Board of Directors (and committees thereof) in a non-voting capacity and the Company shall give the ProQuest Board Observer copies of all notices, minutes, consents and other materials that it provides to its directors (when such materials are provided to the Board of Directors); provided, however, that such representative shall agree to abide by the terms of a standard nondisclosure agreement restricting the use or disclosure of any confidential information received by the ProQuest Board Observer pursuant to this Section and to act in a fiduciary manner with respect to all information so provided. The Company shall promptly reimburse in full the ProQuest Board Observer for all such non-voting observer’s reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof. Notwithstanding the foregoing, the Company shall have the right to exclude the ProQuest Board Observer from attending any portion of a meeting and shall have the right to withhold any written materials, if the Board determines, with the reasonable advice of counsel, which need not be in writing, that such exclusion or withholding is necessary to protect the attorney-client privilege between the Company and such counsel. ProQuest acknowledges that it may come into possession of material nonpublic information regarding the Company in connection with the observer rights of the ProQuest Board Observer and that it may not trade on the basis of such information.

(b) Transferees and Assignees. If any of the Registrable Securities are transferred or assigned by a Holder in accordance with the terms of the Transaction Documents, then, upon request by the transferring Holder, the Company shall use its best efforts (to the greatest extent and at the earliest opportunity practicable and in any event not later than 20 days after the earliest practicable date permitted under applicable guidance of the Commission and the Trading Market upon which the Registrable Securities are listed and traded) to enable such transferee or assignee to resell such transferred or assigned Registrable Securities using the Registration Statement filed and made effective pursuant to this Agreement and the related Prospectus by filing a post-effective amendment or prospectus supplement, naming such transferee or assignee as a selling holder under such Registration Statement and Prospectus.

8. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Holder Registrations. No Person has any right to cause the Company to effect a registration under the Securities Act of any securities of the Company or to include securities of the Company in the Registration Statements pursuant to Section 2(a) other than the Registrable Securities, except for rights that have been duly waived. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements pursuant to Section 2(a) other than the Registrable Securities. The Company shall not file any other registration statements until the Second Registration Statement required hereunder, if any, is declared effective by the Commission, or the Expiry Time (as defined in the Unit Warrant) shall have occurred prior to the Unit Warrant Exercise Date, if any; provided that this Section 8(b) shall not prohibit the Company from filing amendments to registration statements already filed.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(e) Piggy-Back Registrations. If at any time during the period from the Closing Date (as defined in the Purchase Agreement) to the second anniversary of the Closing Date, the Company shall determine to prepare and file with the Commission a registration statement relating to an underwritten offering or a “registered direct” offering to be placed by a placement agent, either for the Company’s own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Holder written notice of such determination and, if within ten days after receipt of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered, subject to customary underwriter or placement agent cutbacks applicable to all holders of registration rights, if any, due to a reasonable objection from the underwriters or placement agents that the inclusion of such Registrable Securities would materially adversely affect the contemplated offering; provided, however, that, Registrable Securities of such Holder and all other Holders requesting registration pursuant to this Section 8(e) shall, unless otherwise agreed to by the Holders holding a majority of the then outstanding Registrable Securities, constitute a minimum of 30% of the securities to be registered on such registration statement; provided, further, that no other stockholder’s securities are included in any offering in which a Holder’s Registrable Securities are cutback. All Holders requesting registration of their securities through such underwritten offering or “registered direct” offering shall (together with the Company and the other holders registering their securities through such offering) enter into an underwriting agreement or placement agent agreement, as applicable, with the underwriters or placement agents for such offering.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement, including, without limitation, to affiliates of any Holder or any general partner, limited partners or members of a Holder or of such Holder’s affiliates.

(i) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full or waived.

(j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission (or electronic transmission of a PDF file), such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature (or PDF file) were the original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(o) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(p) Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Name: Mary Kay Fenton
Title: CFO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PROQUEST INVESTMENTS IV, L.P.

By:	ProQuest Associates IV LLC
Its:	General Partner

By:	/s/ Pasquale DeAngelis
	Name:	Pasquale DeAngelis
	Title:	Managing Member

PROQUEST INVESTMENTS III, L.P.

By:	ProQuest Associates III LLC
Its:	General Partner

By:	/s/ Pasquale DeAngelis
	Name:	Pasquale DeAngelis
	Title:	Managing Member

CLARUS LIFESCIENCES II, L.P.

By:	Clarus Ventures II GP, LP
Its:	General Partner

By:	Clarus Ventures II, LLC
Its:	General Partner

By:	/s/ Nicholas Simon
	Name:	Nicholas Simon
	Title:	Managing Director

INVESTOR GROWTH CAPITAL LIMITED

By:	/s/ Lisa Crawford
Name: Lisa Crawford
Title: ‘A’ Director

By:	/s/ Robert de Heus
	Name:	Robert deHeus
	Title:	B-Director

INVESTOR GROUP, L.P.

By:	Investor Group G.P., Limited
Its:	General Partner

By:	/s/ Lisa Crawford
	Name:	Lisa Crawford
	Title:	‘A’ Director

By:	/s/ Robert de Heus
	Name:	Robert de Heus
	Title:	B-Director

EXHIBIT A

Schedule of Purchasers

Purchaser Name and Address
ProQuest Investments IV, L.P. 90 Nassau Street Fifth Floor Princeton, NJ 08542 Attn: Pasquale DeAngelis Fax: (609) 375-1047

ProQuest Investments III, L.P. 90 Nassau Street Fifth Floor Princeton, NJ 08542 Attn: Pasquale DeAngelis Fax: (609) 375-1047

Clarus Lifesciences II, L.P. 101 Main Street, Suite 1210 Cambridge, MA 02142 Tel: (617) 949-2200 Fax: (617) 949-2201 Attn: Robert W. Liptak

Investor Growth Capital Limited

Canada Court, Upland Road, St Peter Port

Guernsey, GY1 3BQ

Channel Islands

Tel: 011-44-1481-744-616

Fax: 011-44-1481-744-555

Attn: Ms. Lisa Crawford

With a copy to:

Investor Growth Capital Holding B.V.

WTC Schiphol, Schiphol Boulevard 353

1118 BJ Schiphol, The Netherlands

Attn: Robert de Heus

Investor Group, L.P.

Canada Court, Upland Road, St Peter Port

Guernsey, GY1 3BQ

Channel Islands

Tel: 011-44-1481-744-616

Fax: 011-44-1481-744-555

Attn: Ms. Lisa Crawford

With a copy to:

Investor Growth Capital Holding B.V.

WTC Schiphol, Schiphol Boulevard 353

1118 BJ Schiphol, The Netherlands

Attn: Robert de Heus

ANNEX A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock (“Common Stock”) of Achillion Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus. The Selling Stockholders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

[Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act.] In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) beginning 1 year after the date hereof, all of the Registrable Securities covered by such Registration Statement have been sold and (ii) 100% of the Registrable Securities covered by such Registration Statement may be sold without volume restrictions pursuant to Rule 144(b)(1) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

ANNEX B

ACHILLION PHARMACEUTICALS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Achillion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 or other form as may be available for use by the Company (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August 11, 2008 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder:

___________________________________________________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

___________________________________________________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

___________________________________________________________________________________________

2.	Address for Notices to Selling Securityholder:

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

Telephone: _______________________________________________________________________________________

Fax: _____________________________________________________________________________________________

Contact Person: ____________________________________________________________________________________

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐                No  ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes  ☐                No  ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐                No  ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐                No  ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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